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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 1, 2004

                       NATIONAL SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)

        DELAWARE                   1-6453                95-2095071
        --------                   ------                ----------
        (State of Incorporation)   (Commission           (I.R.S. Employer
                                   File Number)          Identification Number)


                    2900 SEMICONDUCTOR DRIVE, P.O. BOX 58090
                       SANTA CLARA, CALIFORNIA 95052-8090
                       ----------------------------------
                    (Address of Principal Executive Offices)

                                 (408) 721-5000

              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communication  pursuant to Rule 425 under the securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement  communications pursuant to Rule 14d-2(b) under the Act (17
    CFR 240.14a-12)

[ ] Pre-commencement  communications pursuant to Rule 13e-4(c) under the Act (17
    CFR 240.14a-12)





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NATIONAL SEMICONDUCTOR CORPORATION

Table of Contents


                                                                        Page

Section 8 - Other Events
------------------------

Item 8.01 Other Events                                                  3

Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01 Financial Statements and Exhibits



Signature                                                               4

Exhibits: 99.1 News release dated November 1, 2004



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NATIONAL SEMICONDUCTOR CORPORATION

Item 8.01  Other Events

On November 1, 2004, National Semiconductor Corporation issued a news release announcing a downward revision of its revenue outlook for the second quarter of fiscal 2005. A copy of the news release is attached as Exhibit 99.1.

     The information contained in Exhibit 99. shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c ) Exhibits

Exhibit No.       Description of Exhibit
-----------       ----------------------

    99.1 News release dated November 1, 2004 issued by National Semiconductor Corporation*

*This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NATIONAL SEMICONDUCTOR CORPORATION

                                         //S// Robert E.  DeBarr
                                         -----------------------
Dated:  November 1, 2004                 Robert E.  DeBarr
                                         Controller
                                         Signing on behalf of the registrant and
                                         as principal accounting officer